Microsoft Word 10.0.5522;"EX-99.770 - Transactions effected pursuant to Rule
 10f-3"

Name of Fund:
Goldman Sachs Japanese Equity Fund

Name of Underwriter Purchased From:
Daiwa Securities SMBC Europe

Name of Underwriting syndicate members:
Morgan Stanley, Daiwa Securities SMBC Europe,
Goldman Sachs International

Name of Issuer:
NEC Electronics Corporation

Title of Security:
Common Stock

Date of First Offering:
6/16/03

Dollar Amount Purchased:
$31,767.38

Number of Shares Purchased:
900

Price Per Unit:
JPY 4,200

Resolution:  Resolution Approved at the October 30, 2003 meeting, as follows:

                    RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co.("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended April 30, 2003 for the fixed income funds; November 30, 2001 and May 31, 2003 for the equity Funds; and June 30, 2003 for the money market and specialty funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.





Name of Fund:
Goldman Sachs Growth Opportunities Fund

Name of Underwriter Purchased From:
Goldman Sachs, Morgan Stanley Co., Inc., UBS Securities, Inc.
Lehman Brothers Inc., Bear Stearns & Co., Inc.,
Salomon Smith Barney Inc., CIBC Oppenheimer Corp,
Johnson Rice

Name of Underwriting Syndicate Members:
Goldman Sachs & Co., Morgan Stanley
Citigroup, Lehman Brothers, UBS Warburg
Bear, Stearns & Co. Inc., CIBC World Markets

Name of Issuer:
PETCO Animal Supplies Inc.

Title of Security:
PETCO Animal Supplies Inc.

Date of First Offering:
5/29/03

Dollar Amount Purchased:
$2,008,131.75

Number of Shares Purchased:
102,195

Price Per Unit:
$19.65

Resolution:  Resolution Approved at the July 31, 2003 meeting, as follows:

                    RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co.
("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended April 30, 2003 for the
fixed income funds; November 30, 2001 and May 31, 2003 for the equity Funds;
 and June 30, 2003 for the money
market and specialty funds, on behalf of the Goldman Sachs Trust of instruments during the existence of
underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a
principal underwriter of the instruments, were effected in compliance with the procedures adopted by the
Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.



Name of Fund:
Goldman Sachs Real Estate Securities Fund


Name of Underwriter Purchased From:
Warburg



Name of Underwriting Syndicate Members:
Merrill Lynch, Goldman, Sachs & Co., Morgan Stanley, UBS Warburg,
 Legg Mason Wood Wlaker, Wachovia Securities


Name of Issuer:  Heritage Property


Title of Security:  Heritage Property


Date of First Offering:  4/23/02


Dollar Amount Purchased:  $1,250,000


Number of Shares Purchased:  50,000


Price Per Unit:  $25.00

Resolution Approved at the July 31, 2003 meeting, as follows:

                    RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co.
("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended April 30, 2003 for the fixed income funds; November 30, 2001 and May 31, 2003 for the equity Funds;
 and June 30, 2003 for the money
market and specialty funds, on behalf of the Goldman Sachs Trust of instruments during the existence of
underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a
principal underwriter of the instruments, were effected in compliance with the procedures adopted by the
Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.





Name of Fund:
Goldman Sachs International Equity Fund


Name of Underwriter Purchased From:  Macquarie Equity Capital Markets Ltc.


Name of Underwriting Syndicate Members:
Goldman Sachs Australia Pty Ltd, Macquarie Equity Capital Markets Ltd.


Name of Issuer:  Promina Group Ltd.


Title of Security:  Promina Group Ltd.


Date of First Offering:  7/5/03


Dollar Amount Purchased:  $638,7862.58


Number of Shares Purchased:  729,506


Price Per Unit:  $1.7 AUD

Resolution Approved at the October 30, 2003 meeting, as follows:

                    RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co.
("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended April 30, 2003 for the
fixed income funds; November 30, 2001 and May 31, 2003 for the equity Funds;
 and June 30, 2003 for the money
market and specialty funds, on behalf of the Goldman Sachs Trust of instruments during the existence of
underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the
Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.





Name of Fund:
Goldman Sachs European Equity Fund


Name of Underwriter Purchased From:  ABN AMRO


Name of Underwriting Syndicate Members:  ABN Amro, BNP Paribas, Goldman
 Sachs International


Name of Issuer:  France Telecom SA


Title of Security:  France Telecom Rump Placing


Date of First Offering:  4/11/03


Dollar Amount Purchased:  EUR 255,273.93/USD 286,925.87


Number of Shares Purchased:  11,343


Price Per Unit:  EUR 19.00/ USD 21.36

Resolution Approved at the July 31, 2003 meeting, as follows:

                    RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co.
("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended April 30, 2003 for the fixed income funds; November 30, 2001 and May 31, 2003 for the equity Funds;
 and June 30, 2003 for the money
market and specialty funds, on behalf of the Goldman Sachs Trust of instruments during the existence of
underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a
principal underwriter of the instruments, were effected in compliance with the procedures adopted by the
Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.






Name of Fund:
Goldman Sachs Asia Growth Fund

Name of Underwriter Purchased From:
Macquarie Equities Ltd.


Name of Underwriting Syndicate Members:
Goldman Sachs (Australia), Macquarie Bank, etc.


Name of Issuer:  Promina Group Ltd.


Title of Security:  Promina Group Ltd.


Date of First Offering:  3/31/03


Dollar Amount Purchased:  USD 123,554.25


Number of Shares Purchased:  106,067


Price Per Unit:  AUD 1.80

Resolution Approved at the July 31, 2003 meeting, as follows:

                    RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co.
("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended April 30, 2003 for the
fixed income funds; November 30, 2001 and May 31, 2003 for the equity Funds;
 and June 30, 2003 for the money
market and specialty funds, on behalf of the Goldman Sachs Trust of instruments during the existence of
underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a
principal underwriter of the instruments, were effected in compliance with the procedures adopted by the
Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.






Name of Fund:
Goldman Sachs Mid Cap Value

Name of Underwriter Purchased From:  Morgan Stanley Co.


Name of Underwriting  Syndicate Members:  Goldman Sachs & Co., Banc of America
  Securities,  Merrill Lynch & Co.,
Morgan Stanley, Deutsche Bank Securities, Suntrust Robinson Humphrey



Name of Issuer:  Unumprovident Corp.


Title of Security:  Unumprovident Corp.


Date of First Offering:  5/7/03


Dollar Amount Purchased:  $659,025.00


Number of Shares Purchased:  60,600


Price Per Unit:  $10.875

Resolution Approved at the July 31, 2003 meeting, as follows:

                    RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co.
("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended April 30, 2003 for the
fixed income funds; November 30, 2001 and May 31, 2003 for the equity Funds;
 and June 30, 2003 for the money
market and specialty funds, on behalf of the Goldman Sachs Trust of instruments during the existence of
underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the
Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.